SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: September 13, 2005


                                 LIFE USA, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



 COLORADO                       000-50294                84-142675
- ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



              1020 W. Timbervale Trail, Highlands Ranch, CO   80219
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     The Registrant executed a Plan & Agreement of Reorganization ("Agreement") by and among the Registrant, and Neuro Nutrition, Inc., a Colorado corporation ("Neuro Nutrition, Inc."), and shareholders of 100% of the common stock of Neuro Nutrition on September 9, 2005 (the "Neuro Nutrition Shareholders"). Under the Agreement (i) the Registrant would issue 8,300,000 shares of its common stock to the Neuro Nutrition Shareholders in exchange for 100% of the common stock of Neuro Nutrition, (ii) Neuro Nutrition would become a wholly-owned subsidiary of the Registrant.

     The Registrant relied upon Section 4(2) of the Securities Act for the exchange of shares. It believed that Section 4(2) was available because the offer and exchange did not involve a public offering and there was no general solicitation or general advertising involved in the offer or sale.

Item 2.01.  Completion of Acquisition or Disposition of Assets

     Pursuant to the terms of the Agreement by and among the Registrant, Neuro Nutrition and the Shareholders of Neuro Nutrition dated as of September 9, 2005,
(i) the Registrant would issue 8,300,000 shares post-split of its common stock to the Neuro Nutrition Shareholders in exchange for 100% of the common stock of Neuro Nutrition and (ii) Neuro Nutrition would merge with and into the Registrant such that Neuro Nutrition became a wholly-owned subsidiary of the Registrant.

     By virtue of the Agreement, all the outstanding shares of common stock of Neuro Nutrition were exchanged for 8,300,000 post-split shares of common stock of the Registrant. The closing of the Agreement occurred on September 9, 2005 (the "Closing").

     Prior to the transaction, the Registrant has been an inactive company did not realize any revenues from its planned operations in fiscal 2005. Since the Closing, the Registrant's primary operations now consist of the operations of Neuro Nutrition.

         Neuro Nutrition was  organized  in Colorado on in 2005.

Item 3.02  Unregistered Sales of Equity Securities

     As of September 12, 2005, in connection with the Exchange Agreement, the Registrant agreed to issue 8,300,000 post-split shares of its common stock to the Neuro Nutrition Shareholders.

     The Registrant also sold 425,000 common shares @ $.25 per share for $113,000 in capital to pay debts of the Company.

     The Registrant relied upon Section 4(2) of the Securities Act for the offer and sale of the securities. It believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was no general solicitation or general advertising involved in the offer or sale.

Item 5.01. Changes in Control of Registrant.

     The Registrant executed a Plan and Agreement of Reorganization by and among the Registrant, a Colorado corporation, Neuro Nutrition, Inc., a Delaware corporation ("Neuro Nutrition"), and shareholders of approximately 100% of the common stock of Neuro Nutrition on September 12, 2005 (the "Neuro Nutrition Shareholders"). Under the Exchange Agreement (i) the Registrant would issue 8,300,000 shares of its common stock to the Neuro Nutrition Shareholders in exchange for 100% of the common stock of Neuro Nutrition , (ii) Neuro Nutrition would become a wholly-owned subsidiary of the Registrant,

       The closing date for the Exchange Agreement was September 12, 2005.


       As part of the transactions described above, the following changes to the Registrant's directors and officers have occurred or will occur:

        o      Kelly Kendall resigned as the Company's President,  Chief
               Executive Officer and  Chief  Financial Officer   effective as of
               September 12, 2005.

        o Michael Schuett and Steve Parkinson and were appointed as directors of the Company effective as of September 12, 2005.

        o Steve Parkinson was appointed as Chairman of the Board. Rick Newton was appointed Chief Executive Officer effective as of September 12, 2005.

        o Michael Schuett was appointed as President and Chief Operating Officer , effective as of September 12, 2005.


SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT
     The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Registrant's common stock immediately following execution of the Exchange Agreement by (i) each person known by Registrant to beneficially own five percent (5%) or more of the outstanding shares; (ii) Registrant's officers and directors; and (iii) Registrant's officers and directors as a group.


========================= =========================================== ============================= ===============
     Title of Class                    Name and Address                   Amount and Nature of        Percent of
                                    of Beneficial Owner(1)                  Beneficial Owner            Class
------------------------- ------------------------------------------- ----------------------------- ---------------

Common Stock
                                                          Former President,
                                                          CEO and   Director
                           Kelly Kendall                                           0                       0%
                           9800 Mt. Pyramid Ct, Suite 400
                           Englewood, CO 80112
------------------------- ------------------------------------------- ----------------------------- ---------------
Common Stock
                           Michael Schuett     New Director/President              2,000,000               21%
                           1340 Chambers Dr.
                           Boulder, CO 80305
------------------------- ------------------------------------------- ----------------------------- ---------------
Common Stock                                   New Director/chairman               2,000,000               21%
                           Steve Parkinson
                           115 Hager LN
                           Boxbourogh, MA 01719
------------------------- ------------------------------------------- ----------------------------- ---------------

Common Stock                                                                       0                         %
                          Wesley Whiting      Director
                          10200 W. 44th Ave.
                          Suite 210E
                          Wheat Ridge, CO. 80033
------------------------- ------------------------------------------- ----------------------------- ---------------
Common Stock                                  Director                             15,000                    >1%
                          Lee Watson
                          231 W. Jamison Circle, #15
                          Littleton, CO 80120
------------------------- ------------------------------------------- ----------------------------- ---------------
                                                                                                             5.2%
                   Bradley Family Trust                                            500,000
------------------------- ------------------------------------------- ----------------------------- ---------------
Common Stock              All officers and directors as a group (5)                2,015,000                 52%
========================= =========================================== ============================= ===============
      *less than 5%
      (1) All shares reflected as post reverse stock split.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Kelly Kendall, President and Lee Watson, Secretary resigned as Officers effective September 12, 2005.

Management Team

NewCo is an organization that has attracted key executives with many years of relevant expertise in the nutritional supplements industry as well as experience operating in the health and well-being industry. Collectively, these executive possesses product development, marketing, manufacturing, financial, and operational expertise focused on accomplishing organizational objectives.

All of the executives provide their services at on a below-market basis, but anticipate deriving their compensation from founder stock or performance-based stock options. Additional executives expect to join the company on a full time basis upon completion of the anticipated financings.

Chief Operating Officer and President: Michael (Mickey) Schuett
Mr. Schuett is a founder with over 35 years of experience in business. He was President/CEO of Wilmette News a family owned newspaper in Wilmette, Illinois. The business was sold to the Chicago Tribune in 1982. After selling his company, he went to the Kemper School of Ergonomics, founded Sit Rite International, and became the President/CEO. Sit Rite became a leader in ergonomic seating with clients such as Hughes Aircraft, 3M, Baxter Labs, Abbott Labs and many more. He sold Sit Right and became the National Sales Director for Metier, a maker of state of the art ergonomic workstations. In his 16 years as an ergonomist, he worked with the Health & Safety Departments of many major US Corporations including State Farm Insurance, Honeywell, Southwest Airlines, Northwest Airlines and many more. More recently, Mr. Scheutt has worked for New Hope Natural Media as a Sales Manager. This position gave him a complete understanding of the industry. From there, he took a position with NSF International and launched the Good Manufacturing Practices Program which has been very successful in allowing the manufacturer's facilities and products to be certified for FDA approval. In 2002, he joined Nature's Sources as National Sales Manager in charge of an independent sales force that covers the United States. Having worked in almost every aspect of the natural products industry, he has identified a need to have science/research-based products marketed directly to the practitioners and to the consumers.

Chair of the Board:  Steve Parkinson
Mr. Parkinson is a founder, with over twenty-five years experience in the biotechnology industry, including the management of companies, from early-stage to commercial success. His range of experience includes private and public equity funding, management team building, major corporate collaborations, in-licensing and out-licensing, as well as mergers/acquisitions. He has raised over $85 million in equity and corporate financing. Mr. Parkinson currently serves as President and CEO of CereMedix, Inc., a drug discovery and development company based in Maynard, MA. In three years he has raised approximately $7 million in funding and developed a small, academically based company into a fully functional biopharmaceutical company that has two drugs targeting human clinical trials in 2005. Mr. Parkinson has also executed an agreement with a major New York investment bank to raise a further $100 million in equity funding for CereMedix in three stages over the next three years. Previously, he was a co-founder of TranXenoGen, and as President and CEO took it through three rounds of private financing and then took the company public in 2000. Earlier appointments include President and CEO of Advanced Cell Technology, Commercial Director of Genzyme Transgenics and Sales Manager of PPL, responsible for business development, sales, and marketing worldwide in which roles he concluded major corporate collaborations. Earlier at J&J Surgikos Ltd. and Fermentech, Mr. Parkinson was responsible for all manufacturing functions. Mr. Parkinson brings a combination of scientific and technical expertise along with product assessment, business, commercial, and marketing skills to NeuroNutrition, Inc..

Chief Executive Officer:  Rick N. Newton, P.E.
Mr. Newton has a track record of transforming businesses into world-class leaders, with 30+ years of multi-industry experience ranging from start-ups to Fortune 10 corporations. He has had extraordinary success with these projects during his career as a corporate intrapreneur and entrepreneur. He has gained world-class recognition for the high-growth results that have been achieved with more than 850 turnarounds, alliances, and acquisitions. He has focused on private investor financing for business ventures over the last 14 years. He has organized numerous events for angel investors, focusing on "how to be a successful angel investor" and "lessons learned when things go wrong." He previously worked for 16 years at IBM, including responsibility for corporate venturing projects ranging in size from $25 million to $2.2 billion. In the mid-90's, his business was acquired by American Express, where he had national responsibility for investment banking with high growth small businesses. He previously was chair of a University of Colorado venture capital fund, and was Executive Director of the University of Colorado Bard Center for
Entrepreneurship. He currently is on a number of boards, both public and private.



Item 5.03 Amendments to Articles of Incorporation or Bylaws

None

Item 8.01.    Other Events.

None

Item 9.    Financial Statement and Exhibits.

Exhibit     Description
 Number
-------     -----------


  10.1 Plan and Agreement dated as of September 12, 2005 by and among the Registrant, Neuro Nutrition, Inc. and the shareholders of Neuro Nutrition, Inc.

  10.2      Financial Statements of Neuro Nutrition , Inc.

  10.3      Pro Forma Financial Information (To be furnished after September 30,
            2005)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Life USA , Inc.

                                        By:  /s/ Michael Schuett
                                            ------------------------------------

                                           President and Chief Operating Officer

Dated: September 13, 2005